UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

PVH CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 381-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On October 29, 2012, PVH Corp., a Delaware corporation (“PVH”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Warnaco Group, Inc., a Delaware corporation (“Warnaco”), and Wand Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PVH (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Warnaco, with Warnaco continuing as the surviving company and as a wholly owned subsidiary of PVH (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger, each outstanding share of common stock, par value $0.01 per share, of Warnaco (other than shares held by Warnaco, PVH, Merger Sub, their respective subsidiaries, and holders who properly exercise dissenters’ rights), will be converted into the right to receive (1) $51.75 in cash and (2) 0.1822 of a share of common stock, par value $1.00 per share, of PVH (“PVH Common Stock”) (collectively, the “Merger Consideration”). Warnaco stock options and other time-based equity awards will convert upon completion of the Merger into stock options to acquire PVH Common Stock and equity awards of or relating to PVH Common Stock (in each case, based on the stock exchange ratio and a formula which converts the cash portion of the Merger Consideration into PVH stock options or equity awards, as applicable) and Warnaco performance-based equity awards will vest upon completion of the Merger based on actual performance (for completed performance periods) or target performance (for performance periods that have not been completed) and convert into the right to receive Merger Consideration in respect of the vested number of shares or units.

Consummation of the Merger is subject to certain customary conditions, including, among others, approval of the stockholders of Warnaco, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, and material compliance by the other party with its obligations under the Merger Agreement.

Preliminary unaudited pro forma condensed consolidated financial statements reflecting the Merger are attached hereto as Exhibit 99.1.

The audited consolidated financial statements of Warnaco as of December 31, 2011 and January 1, 2011 and for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, as included in Item 8 of Part II of Warnaco’s Annual Report on Form 10-K (the “Warnaco Annual Report”), as well as the accompanying notes and schedule included in Item 15. “Exhibits, Financial Statement Schedules” of the Warnaco Annual Report, as filed with the Securities and Exchange Commission (“SEC”) on February 29, 2012, and the unaudited consolidated financial statements of Warnaco for the three months ended September 29, 2012 and October 1, 2011, respectively, and the nine months ended September 29, 2012 and October 1, 2011, respectively, as included in Item 1 of Part I of Warnaco’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2012, as filed with the SEC on November 6, 2012, are incorporated by reference into this Current Report.

This Current Report is also being filed to reflect the retrospective application of a new accounting pronouncement with respect to the financial information contained in the Warnaco Annual Report. On January 1, 2012, Warnaco adopted the Financial Accounting Standards Board Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income (“ASU No. 2011-05”). The implementation of this update did not cause any material changes to Warnaco’s consolidated financial statements, other than the presentation of the consolidated statements of comprehensive income. Warnaco’s consolidated comprehensive income statement for the years ended December 31, 2011, January 1, 2011 and January 2, 2010 are attached hereto as Exhibit 99.4.

Cautionary Statements Regarding Forward-Looking Information

This Current Report (including the Exhibits hereto) contains forward-looking statements and information about PVH’s current and future prospects and PVH’s operations and financial results, which are based on currently available information. Actual future results and financial performance could vary significantly from those anticipated in such statements. The forward looking statements include assumptions about PVH’s operations, and the Merger (including its benefits, results, effects and timing) that may not be realized. Risks and uncertainties related to the Merger include, but are not limited to: (i) the risk that the conditions to the closing of the Merger are not satisfied (including a failure of the stockholders of Warnaco to approve the Merger and the risk that regulatory approvals required for the Merger are not obtained or are obtained subject to conditions that are not anticipated); (ii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (iii) uncertainties as to the timing of the Merger; (iv) competitive responses to the Merger; (v) costs and difficulties related to the integration of Warnaco’s businesses and operations with PVH’s business and operations; (vi) the inability to obtain, or delays in obtaining, cost savings and synergies from the Merger; (vii) unexpected costs, charges or expenses resulting from the Merger; (viii) litigation relating to the Merger; (ix) the inability to retain key personnel; and (x) any changes in general economic and/or industry specific conditions.

Additional factors that could cause future results or events to differ from those we expect are those risks discussed under the heading “Risk Factors” in PVH’s Annual Report on Form 10-K for the fiscal year ended January 29, 2012, the Warnaco Annual Report and other reports filed by each of PVH and Warnaco with the SEC. As a result of these risks and others, actual results could vary significantly from those anticipated in this Current Report, and PVH’s financial condition and results of operations could be materially adversely affected.

PVH undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise.

Additional Information and Where to Find It

PVH has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Warnaco and a prospectus of PVH, as well as other relevant documents concerning the Merger. WARNACO STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER, AND THE FINAL PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about PVH and Warnaco, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from PVH at www.pvh.com under the heading “Investors” or from Warnaco at www.warnaco.com under the heading “Investor Relations.”

Participants in the Merger Solicitation

PVH and Warnaco and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Warnaco in connection with the Merger. Information about the directors and executive officers of PVH and their ownership of PVH common stock is set forth in the proxy statement for PVH’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on May 10, 2012. Information about the directors and executive officers of Warnaco and their ownership of Warnaco common stock is set forth in the proxy statement for Warnaco’s 2012 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 11, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the preliminary proxy statement/prospectus regarding the Merger, and the final proxy statement/prospectus when it becomes available. Free copies of these documents may be obtained as described in the preceding paragraph.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP, as independent registered public accounting firm for The Warnaco Group, Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

99.2	Audited Consolidated Financial Statements of The Warnaco Group, Inc. as of December 31, 2011 and January 1, 2011 and for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, Report of Independent Registered Public Accounting Firm thereon and Notes to such Audited Consolidated Financial Statements (incorporated by reference to Item 8 of Part II and Item 15. “Exhibits, Financial Statement Schedules” of The Warnaco Group, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the Securities and Exchange Commission on February 29, 2012).

99.3	Unaudited Consolidated Financial Statements of The Warnaco Group, Inc. for the three months ended September 29, 2012 and October 1, 2011, respectively, and the nine months ended September 29, 2012 and October 1, 2011, respectively, and Notes to such Unaudited Consolidated Financial Statements (incorporated by reference to Item 1 of Part I of The Warnaco Group Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2012, filed with the Securities and Exchange Commission on November 6, 2012).

99.4	Unaudited Consolidated Comprehensive Income Statement of The Warnaco Group, Inc. for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, to comply with ASU No. 2011-05.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH Corp.

Date: December 6, 2012
	By:	/s/ Mark D. Fischer
		Name:	Mark D. Fischer
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP, as independent registered public accounting firm for The Warnaco Group, Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

99.4	Unaudited Consolidated Comprehensive Income Statement of The Warnaco Group, Inc. for the years ended December 31, 2011, January 1, 2011 and January 2, 2010, to comply with ASU No. 2011-05.